UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRIMO WATER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Primo Water Corporation
(Exact name of registrant as specified in its charter)

Ontario	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)	33607 (Zip Code)

Registrant’s telephone number, including area code:          (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 3, 2023, Primo Water Corporation (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Legion Partners Holdings, LLC, Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners, LLC, Legion Partners Asset Management, LLC, Christopher S. Kiper and Raymond T. White (collectively, “Legion”).

Pursuant to the Agreement, the Company appointed Derek R. Lewis and Lori T. Marcus (each a “New Director” and together, the “New Directors”) to the Company’s board of directors (the “Board”). Concurrently with their appointment to the Board, Mr. Lewis also joined the ESG and Nominating Committee of the Board and Ms. Marcus joined the Human Resources and Compensation Committee of the Board. Additionally, the Company agreed to nominate the New Directors for election at the Company’s 2023 annual and special meeting of shareowners (the “Annual Meeting”). Pursuant to the Agreement, two of the incumbent directors, Gregory Monahan and Eric Rosenfeld, will not stand for re-election at the Annual Meeting.

Effective upon execution of the Agreement, the Board amended the Company’s Amended and Restated By-Law No. 1 (as amended and restated, the “Second Amended and Restated By-Laws”) to (i) clarify that director questionnaires submitted by nominating shareowners will request only information required by applicable law to be disclosed to shareowners and (ii) remove the ability of the Company to request certain additional information from nominating shareowners, including as to the qualifications, experience, economic or voting interest and independence of any shareowner nominee. The  Second Amended and Restated By-Laws will continue to be effective until the Annual Meeting (unless earlier amended by the Board), at which shareowners will be asked to consider and approve the Second Amended and Restated By-Laws. The full text of the Second Amended and Restated By-Laws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Agreement, Legion has withdrawn its nomination notice for the Annual Meeting and stopped pursuing its complaints and requests for relief to the Ontario Securities Commission and the Toronto Stock Exchange. With respect to each annual or special meeting of the Company’s shareowners during the term of the Agreement, Legion has agreed to vote its common shares in accordance with the Board’s recommendations on director election proposals and all other proposals that may be the subject of shareowner action, except that Legion may vote in its discretion on extraordinary transactions and, other than with respect to certain proposals specified in the Agreement, in accordance with the recommendations of Institutional Shareholder Services, Inc. or Glass Lewis & Co. if either of them recommends differently from the Board. Further, Legion and the Company have agreed to a general release of claims against each other with respect to claims arising on or prior to the date of the Agreement. The Company agreed to pay Legion US$1,625,000 in exchange for the release from Legion as set forth in the Agreement. During the term of the Agreement, the Company and Legion have agreed that they will not disparage each other or initiate any litigation against each other.

Legion has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) soliciting proxies, (ii) seeking to add or remove directors or make director nominations, (iii) purchasing or otherwise acquiring ownership of any securities of the Company such that Legion owns more than 9.99% of the Company’s voting securities, (iv) selling or offering to sell any securities of the Company to any third party that would result in such third party owning more than 4.9% of the Company’s voting securities or would increase the ownership of any third party that owns more than 4.9% of voting securities, (v) initiating, facilitating or participating in certain material transactions involving the Company, (vi) taking actions to control, change or influence the Board, Company management or the direction of certain Company matters, and (vii) exercising certain shareowner rights.

The Agreement will terminate upon the day that is 30 days prior to the deadline for the submission of shareowner nominations of directors for the Company’s 2024 annual meeting of shareowners. Further, the Agreement will terminate upon the public announcement by the Company of entry into an extraordinary transaction that was not encouraged, facilitated or solicited by Legion.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement, on May 3, 2023, the Company appointed the New Directors to the Board, with Mr. Lewis joining the ESG and Nominating Committee of the Board and Ms. Marcus joining the Human Resources and Compensation Committee of the Board. The New Directors will receive the Company’s standard compensation for non-employee directors, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2023, as may be amended or supplemented from time to time.

Other than as described in this Current Report on Form 8-K, there are no arrangements or understandings between either of the New Directors and any other person pursuant to which he or she was selected as a director. Neither New Director is a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On May 3, 2023, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished pursuant to Regulation FD and no part shall be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated By-Law No. 1 of Primo Water Corporation, dated May 3, 2023.
10.1
Cooperation Agreement, dated May 3, 2023, by and among Primo Water Corporation, Legion Partners Holdings, LLC, Legion Partners, L.P. I, Legion Partners, L.P. II, Legion Partners, LLC, Legion Partners Asset Management, LLC, Christopher S. Kiper and Raymond T. White.

99.1	Press Release of Primo Water Corporation, dated May 3, 2023 (furnished herewith).
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)

May 3, 2023

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary

Exhibit 3.1

SECOND AMENDED AND RESTATED BY-LAW NO. 1

Business Corporations Act (Ontario)
A by-law relating generally to the regulation of the business and affairs of
PRIMO WATER CORPORATION

(the “Corporation”)

PRIMO WATER CORPORATION
BY-LAW NO. 1
being a by-law relating generally to the transaction of the business and affairs of the Corporation,
ARTICLE ONE

INTERPRETATION
SECTION 1.01 DEFINITIONS.
In the by-laws of the Corporation, unless the context otherwise requires:
“Act” means the Business Corporations Act (Ontario) and all regulations made pursuant to it, and any statute and regulations that may be substituted therefor, as from time to time amended;
“appoint” includes “elect” and vice versa;
“articles” means the articles of continuance of the Corporation attached to the certificate of continuance dated July 7, 2021, as from time to time amended or restated;
“board” means the board of directors of the Corporation;
“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;
“Corporation” means Primo Water Corporation, a corporation continued under the laws of Ontario;
“electronic document” means any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means and that can be read or perceived by a person or by any means;
“Exchange Act” means the Securities Exchange Act of 1934, as amended;
“information system” means a system used to generate, send, receive, store, or otherwise process an electronic document;
“meeting of shareowners” means an annual meeting of shareowners or a special meeting of shareowners;
“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);
“recorded address” means in the case of a shareowner its latest address as recorded in the securities register; and in the case of joint shareowners the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, such person’s latest address as shown in the records of the Corporation;
“SEC Regulation 14A” means Regulation 14A under the Exchange Act;
“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Section 2.02, or by a resolution passed pursuant thereto;
save as aforesaid, words and expressions defined in the Act have the same meanings when used herein or in any other by-law; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders;
and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations; and a reference to a section means that section in the by-laws in which such section appears.
In the case of any conflict between the articles and the provisions of this or any other by-law the provisions of the articles shall prevail.

ARTICLE TWO

BUSINESS OF THE CORPORATION
SECTION 2.01 REGISTERED OFFICE.
Until changed in accordance with the Act, the address of the registered office of the Corporation will be within the place specified in the articles or within articles of amendment changing the place in which its registered office is situated.
SECTION 2.02 EXECUTION OF INSTRUMENTS.
Deeds, documents, bonds, debentures, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the directors or officers of the Corporation. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.
SECTION 2.03 BANKING AND FINANCIAL ARRANGEMENTS.
The banking and financial business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking and financial business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.
SECTION 2.04 VOTING RIGHTS IN OTHER BODIES CORPORATE.
The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.
SECTION 2.05 WITHHOLDING INFORMATION FROM SHAREOWNERS.
Subject to the provisions of the Act, no shareowner shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the opinion of the board, it would be inexpedient in the interests of the shareowners or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareowners and no shareowner shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareowners.
SECTION 2.06 DECLARATIONS.
Any officer of the Corporation or any other person appointed for the purpose by resolution of the board is authorized and empowered to appear and make answer for, on behalf and in the name of the Corporation, to writs, orders and interrogatories upon articulated facts issued out of any court and to declare for, on behalf and in the name of the Corporation, any answer to writs of attachment by way of garnishment or otherwise and to make all affidavits and sworn declarations in connection therewith or in connection with any and all judicial proceedings. Such officers and persons may make demands of abandonment or petitions for winding-up or bankruptcy orders upon any debtor of the Corporation, may attend and vote at all meetings of creditors of the Corporation’s debtors and grant proxies in connection therewith, and may generally do all such things in respect thereof as they deem to be in the best interests of the Corporation.

ARTICLE THREE

BORROWING AND SECURITIES
SECTION 3.01 BORROWING POWER.
Without limiting the borrowing powers of the Corporation as set forth in the Act or in the articles, the board may from time to time:
(a)	borrow money upon the credit of the Corporation and limit or increase the amount to be borrowed;
(b)	issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness, guarantees or securities of the Corporation, whether secured or unsecured;
(c)
to the extent permitted by the Act, give guarantees on behalf of the Corporation to secure performance of an obligation of any person or give, directly or indirectly, financial assistance to any person on behalf of the Corporation by means of a loan, guarantee or otherwise; and

(d)
mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the real or personal, moveable or immoveable property of the Corporation, currently owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings, to secure any present or future debt obligations or any money borrowed or other debt or liability of the Corporation, including any bonds, debentures, notes, debenture stock, other evidences of indebtedness, guarantees or securities of the Corporation which it is by law entitled to issue. Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION 3.02 DELEGATION.
The board may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by Section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.
ARTICLE FOUR

DIRECTORS
SECTION 4.01 NUMBER OF DIRECTORS AND QUORUM.
Until changed in accordance with the Act, the board shall consist of such fixed number, or minimum and maximum number, of directors as may be set out in the articles.
The directors may, from time to time, fix by resolution the quorum for meetings of directors, but until otherwise fixed, a majority of the directors in office from time to time shall constitute a quorum. Any meeting of directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the by-laws of the Corporation for the time being vested in or exercisable by the directors generally.
Subject to the Act and to the articles of the Corporation, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareowners, but the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareowners.
SECTION 4.02 QUALIFICATION.
No person shall be qualified for election as a director if such person is less than eighteen (18) years of age; if such person is of unsound mind and has been so found by a court in Canada or elsewhere; if such person is not an individual; or if such person has the status of a bankrupt. A director need not be a shareowner.
SECTION 4.03 ELECTION AND TERM.
The election of directors shall take place at each annual meeting of shareowners at which time all the directors then in office shall cease to hold office, but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or the shareowners otherwise determine. The election shall be by resolution. If an election of directors is not held at any such meeting of shareowners, the incumbent directors shall continue in office until their successors are elected.

SECTION 4.04 VACATION OF OFFICE.
A director ceases to hold office when such director dies; when such director is removed from office by the shareowners in accordance with the provisions of the Act; when such director ceases to be qualified for election as a director; or when such director’s written resignation is received by the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.
SECTION 4.05 VACANCIES.
Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareowners to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareowners to elect the number or minimum number of directors, the board may call a special meeting of shareowners to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareowner may call the meeting. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.
SECTION 4.06 MEETINGS BY TELEPHONE ELECTRONIC OR OTHER COMMUNICATION FACILITY.
A director may, to the extent and in the manner permitted by law, participate in a meeting of directors or of a committee of directors by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, but only if all the directors of the Corporation have consented to that form of participation. A director participating in such a meeting by such means is deemed for the purposes of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.
SECTION 4.07 PLACE OF MEETINGS.
Meetings of the board may be held at any place in or outside Canada.
SECTION 4.08 CALLING OF MEETINGS.
Meetings of the board shall be held from time to time and at such place as the board, the chairperson of the board, the chief executive officer, or any two directors may determine.
SECTION 4.09 NOTICE OF MEETING.
Notice of the time and place of each meeting of the board shall be given in the manner provided in Section 13.01 to each director not less than twenty-four (24) hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified. A director may waive notice of or otherwise consent to a meeting of the board. Such a waiver of notice may be sent in any manner, including as an electronic document and at any time before, during or after a meeting of the board. No action taken at any meeting of the board shall be invalidated by the accidental failure to give notice or sufficient notice thereof to any director.
SECTION 4.10 FIRST MEETING OF NEW BOARD.
Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareowners at which such board is elected.
SECTION 4.11 ADJOURNED MEETING.
Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.
SECTION 4.12 REGULAR MEETINGS.
The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

SECTION 4.13 CHAIRPERSON.
The chairperson of any meeting of the board shall be the chairperson of the board, or any other director chosen by the directors present if (a) the chairperson of the board is not present at the meeting within 15 minutes after the time set for holding the meeting; (b) the chairperson of the board is not willing to chair the meeting; or (c) the chairperson of the board has advised the secretary, if any, or any other director, that they will not be present at the meeting.
SECTION 4.14 VOTES TO GOVERN.
At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 4.15 REMUNERATION AND EXPENSES.
The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.
ARTICLE FIVE

COMMITTEES
SECTION 5.01 COMMITTEES OF DIRECTORS.
The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.
SECTION 5.02 AUDIT COMMITTEE.
The board shall elect from among its number an audit committee to be composed of at least three (3) directors of whom the majority shall not be officers or employees of the Corporation or its affiliates. Members of the audit committee shall remain in office at the pleasure of the board and while still directors.
SECTION 5.03 TRANSACTION OF BUSINESS.
Subject to the provisions of Section 4.06, the powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of a committee of directors may be held at any place in or outside Canada.
SECTION 5.04 PROCEDURE.
Unless otherwise determined by the board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure.
ARTICLE SIX

OFFICERS
SECTION 6.01 APPOINTMENT.
The board may from time to time appoint a chairperson of the board, a chief executive officer, a chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to Section 6.02, an officer may but need not be a director and one person may hold more than one office.

SECTION 6.02 CHAIRPERSON OF THE BOARD.
The chairperson of the board shall be chosen from among the directors and, if appointed, shall have such powers and duties as the board may specify.
SECTION 6.03 CHIEF EXECUTIVE OFFICER.
Unless the directors otherwise determine, the chief executive officer shall be appointed by the directors and shall have general management of its business and affairs.
SECTION 6.04 VICE-PRESIDENT OR VICE-PRESIDENTS.
The vice-president or vice-presidents shall have such powers and duties as the board may specify.
SECTION 6.05 SECRETARY.
Except as may be otherwise determined from time to time by the board, the secretary shall attend and be the secretary of all meetings of the board, shareowners and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; they shall give or cause to be given, as and when instructed, all notices to shareowners, directors, officers, auditors and members of committees of the board; they shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and they shall have such other powers and duties as the board or the chief executive officer may specify.
SECTION 6.06 POWERS AND DUTIES OF OTHER OFFICERS.
The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.
SECTION 6.07 VARIATION OF POWERS AND DUTIES.
The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.
SECTION 6.08 TERM OF OFFICE.
The board, in its discretion, may remove and discharge any or all the officers of the Corporation either with or without cause at any meeting called for that purpose and may elect or appoint others in their place or places. Any officer or employee of the Corporation, not being a member of the board, may also be removed and discharged, either with or without cause, by the chairperson of the board. If, however, there be a contract with an officer or employee derogating from the provisions of this section such removal or discharge shall be subject to the provisions of such contract. Otherwise each officer appointed by the board shall hold office until such officer’s successor is appointed.
SECTION 6.09 TERMS OF EMPLOYMENT AND REMUNERATION.
The terms of employment and the remuneration of officers appointed by the board shall be settled by it from -time to time.
SECTION 6.10 AGENTS AND ATTORNEYS.
The board, the chairperson of the board or any person delegated by any of them shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.
ARTICLE SEVEN

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
SECTION 7.01 LIMITATION OF LIABILITY.
No director or officer shall be liable for the acts, receipts, neglects or defaults of any other person including any director or officer or employee or agent, or for joining in any receipt or acts for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, delictual, quasi-delictual or tortious acts of any person with whom any of the moneys, securities or other property of the Corporation shall be deposited or for any loss occasioned by an error of judgment or oversight on the part of such director or officer, or for any other loss, damage or misfortune whatever which may arise out of the execution of the duties of the office of such director or officer or in relation thereto, unless the same are occasioned by the wilful neglect or default of such director or officer; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the mandatory provisions of the Act or from liability for any breach thereof.
SECTION 7.02 INDEMNIFICATION.
Without in any manner derogating from or limiting the mandatory provisions of the Act but subject to the conditions in this by-law, the Corporation shall indemnify each director and officer of the Corporation, each former director and officer of the Corporation and each individual who acts or acted at the Corporation’s request as a director or officer, or each individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.
SECTION 7.03 ADVANCE OF COSTS.
The Corporation may advance moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in Section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions of Section 7.04.
SECTION 7.04 LIMITATION IN INDEMNITY.
The Corporation’s indemnity applies, however, only to the extent that the individual seeking indemnity:
(a)
acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.
SECTION 7.05 INSURANCE.
Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the board may from time to time determine.
ARTICLE EIGHT

SHARES
SECTION 8.01 ALLOTMENT.
Subject to the articles, shares of the Corporation may be issued at such times and to such persons and for such consideration as the board may determine and the board may from time to time allot or grant options or other rights to purchase any of the shares of the Corporation at such times and to such persons and for such consideration as the board shall determine.
SECTION 8.02 COMMISSIONS.
Subject to the provisions of the Act, the board may from time to time authorize the Corporation to pay a commission to any person in consideration of such person’s purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

SECTION 8.03 REGISTRATION OF TRANSFER.
Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by such holder’s attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time require, and upon payment of all applicable taxes and any fees required by the board.
SECTION 8.04 TRANSFER AGENTS. REGISTRARS AND DIVIDEND DISBURSING AGENTS.
The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers. The board may also from time to time appoint a dividend disbursing agent to disburse dividends. One person may be appointed to any number of the aforesaid positions. The board may at any time terminate any such appointment.
SECTION 8.05 CONCLUSIVENESS OF SECURITIES REGISTER.
Subject to the provisions of the Act, the Corporation shall treat the person in- whose name any share is registered in the securities register as absolute owner of such share with full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.
SECTION 8.06 SHARE CERTIFICATES.
Shares of the capital stock of the Corporation may be certificated or uncertificated. Every holder of one or more shares of the Corporation shall be entitled, at such holder’s option, to a share certificate, or to a non-transferable written acknowledgement of such holder’s right to obtain a share certificate, stating the number and class or series of shares held by such holder as shown on the securities register. Share certificates and acknowledgements of a shareowner's right to a share certificate respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.02 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless counter-signed by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced upon share certificates and every such printed or mechanically reproduced signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.
SECTION 8.07 REPLACEMENT OF SHARE CERTIFICATES.
The board or any officer or agent designated by the board may in its discretion direct the issue of a new share certificate in lieu and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken upon payment of such fee, if any, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.
SECTION 8.08 JOINT SHAREOWNERS.
If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.
SECTION 8.09 DECEASED SHAREOWNERS.
In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon or other distributions in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent.

ARTICLE NINE

DIVIDENDS AND RIGHTS
SECTION 9.01 DIVIDENDS.
Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareowners according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.
SECTION 9.02 DIVIDEND WIRE TRANSFERS OR CHEQUES.
A dividend payable in money shall be paid, at the Corporation’s option, by (a) wire transfer, or (b) cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared, and (i) sent, if by wire transfer, to such registered holder as per the wire instructions provided by such holder in the Corporation’s securities register, or (ii) mailed by prepaid ordinary mail, if by cheque, to such registered holder at the address of such holder in the Corporation’s securities register, unless such holder otherwise directs. In the case of joint holders, the wire transfer or cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and transferred to them as per the wire instructions, or mailed to them at their recorded address. The issuance of the wire transfer or the mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.
SECTION 9.03 NON-RECEIPT OF WIRE TRANSFERS OR CHEQUES.
In the event of non-receipt of any dividend wire transfer or cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a wire transfer or a cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the directors may from time to time prescribe, whether generally or in any particular case.
SECTION 9.04 UNCLAIMED DIVIDENDS.
To the extent permitted by applicable law, any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.
ARTICLE TEN

MEETINGS OF SHAREOWNERS
SECTION 10.01 ANNUAL MEETINGS.
The annual meeting of shareowners shall be held at such time in each year and, subject to Section 10.03, at such place as the board or failing it, the chairperson of the board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.
SECTION 10.02 SPECIAL MEETINGS.
Subject to compliance with the Act, the board or the chairperson of the board shall have power to call a special meeting of shareowners at any time.
SECTION 10.03 PLACE OF MEETINGS.
Meetings of shareowners of the Corporation may be held at such place inside or outside of Canada, as the directors may from time to time determine.
SECTION 10.04 MEETINGS BY TELEPHONE, ELECTRONIC OR OTHER COMMUNICATION FACILITY.
Any person entitled to attend a meeting of shareowners may participate in the meeting, to the extent and in the manner permitted by law, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed for the purposes of the Act to be present at the meeting. The directors or the shareowners of the Corporation who call a meeting of shareowners pursuant to the Act may determine that the meeting shall be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.
SECTION 10.05 NOTICE OF MEETINGS.
Subject to compliance with the Act, notice of the time and place of each meeting of shareowners shall be given in the manner provided in Section 13.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each director, to the auditor and to each shareowner who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. A shareowner may in any manner either before, during or after a meeting of shareowners waive notice of or otherwise consent to a meeting of shareowners.
SECTION 10.06 CHAIRPERSON, SECRETARY AND SCRUTINEERS.
The chairperson of any meeting of shareowners shall be (a) the chairperson of the board, if any; (b) if the chairperson of the board is absent or unwilling to act as chairperson of the meeting of shareowners, the lead independent director; or (c) if neither the chairperson of the board nor the lead independent director is present, or willing to act, the chief executive officer or president and if no such person is present within fifteen (15) minutes after the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be the chairperson. If the secretary and each assistant-secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareowner, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareowners, may be appointed by a resolution or by the chairperson of the meeting.
SECTION 10.07 PERSONS ENTITLED TO BE PRESENT.
The only persons entitled to be present at a meeting of shareowners shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.
SECTION 10.08 QUORUM.
Except as otherwise provided by law or by the articles, a quorum for the transaction of business at any meeting of shareowners shall be not less than two persons present in person, each being a shareowner entitled to vote thereat or a duly appointed proxy for an absent shareowner so entitled, and holding or representing the holder or holders of shares carrying not less than a majority of the voting power of all issued and outstanding shares of the Corporation entitled to vote on a particular matter to be acted on at the meeting, except that, when specified business is to be voted on by one or more classes or series of shares voting as a class, unless otherwise provided by law, regulatory authority or by the articles, the holders of not less than a majority of the voting power of the shares of such classes or series shall constitute a quorum for the transaction of such matter. If a quorum is present at the opening of the meeting of shareowners, the shareowners present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.
If a quorum is not present at the opening of a meeting of shareowners, the shareowners present in person and entitled to be counted for the purpose of forming a quorum shall have power to adjourn the meeting from time to time to a fixed time and place without notice other than announcement at the meeting until a quorum shall be present, subject to the provisions of the Act, the articles and Section 10.16 of this by-law. At any such adjourned meeting, provided a quorum is present, any business may be transacted which might have been transacted at the meeting adjourned.
SECTION 10.09 RIGHT TO VOTE.
The shareowners entitled to vote at any meeting of shareowners shall be determined in accordance with the provisions of the Act and the articles.

SECTION 10.10 PROXIES.
Every shareowner entitled to vote at a meeting of shareowners may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareowners, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareowner or such shareowner’s attorney and shall conform with the requirements of the Act and applicable law.
SECTION 10.11 TIME FOR DEPOSIT OF PROXIES.
The board may specify in a notice calling a meeting of shareowners a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such- meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairperson of the meeting or any adjournment thereof prior to the time of voting.
SECTION 10.12 JOINT SHAREOWNERS.
If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareowners may, in the absence of the other or others, vote the shares; but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.
SECTION 10.13 VOTES TO GOVERN.
At any meeting of shareowners every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the chairperson of the meeting shall be entitled to a second or casting vote.
SECTION 10.14 SHOW OF HANDS.
Subject to the provisions of the Act, any question at a meeting of shareowners shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareowners upon the said question.
SECTION 10.15 BALLOTS.
On any question proposed for consideration at a meeting of shareowners, and whether or not a show of hands has been taken thereon, any shareowner or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareowners upon the said question.
SECTION 10.16 ADJOURNMENT.
Subject to the articles, if a meeting of shareowners is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the meeting that is adjourned. If a meeting of shareowners is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for required by the Act.
SECTION 10.17 ELECTRONIC VOTING BY SHAREOWNERS.
Any vote at a meeting of the shareowners may be held, to the extent and in the manner permitted by law, entirely by means of a telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility. Any person participating in a meeting of shareowners by electronic means as provided in Section 10.04 and entitled to vote at that meeting may vote, to the extent and in the manner permitted by law, by means of the telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

ARTICLE ELEVEN

ADVANCE NOTICE OF NOMINATIONS OF DIRECTORS
SECTION 11.01 NOMINATION OF DIRECTORS.
Only persons who are nominated in accordance with the provisions of this by-law shall be eligible for election as directors of the Corporation. Nominations of persons for election as directors of the Corporation at any annual meeting of shareowners, or at any special meeting of shareowners called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may only be made:
(a)	by or at the direction of the board of directors of the Corporation, including pursuant to a notice of meeting,
(b)
by or at the direction or request of one or more shareowners pursuant to a proposal submitted to the Corporation in accordance with applicable laws or a requisition of meeting submitted to the directors in accordance with applicable laws, or

(c)
by any person (a “nominating shareowner”) who, at the close of business on the date of the giving of the notice provided for below and on the record date for determining shareowners entitled to vote at such meeting, is a registered holder or beneficial owner of shares that are entitled to be voted at such meeting and complies with the notice and other procedures set forth in this by-law.

SECTION 11.02 TIMELY NOTICE.
In addition to any other requirements in this by-law and under applicable laws, for a nomination to be made by a nominating shareowner, the nominating shareowner must have given timely notice thereof in proper written form to the secretary of the Corporation. Subject to Section 11.03 below, to be timely, a nominating shareowner’s notice must be received by the Secretary at the principal executive offices of the Corporation:
(a)
in the case of an annual meeting of shareowners, not less than 30 days prior to the date of the annual meeting of shareowners; provided, however, that if the annual meeting of shareowners is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareowner may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by the Corporation; and

(b)
in the case of a special meeting of shareowners (which is not also an annual meeting of shareowners), not later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting of shareowners is first made by the Corporation.

SECTION 11.03 PROPER WRITTEN FORM.
To be in proper written form, a nominating shareowner’s notice to the Secretary must set forth and include:
(a)	as to each person whom the nominating shareowner proposes to nominate for election as a director:
(i)	the name, age, business address and residential address of the nominee,
(ii)	the principal occupation or employment of the nominee,
(iii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iv)
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates,

(v)
a completed director questionnaire in the same form that nominees of the Corporation are required to complete and that requests only information required by applicable law to be disclosed to shareowners, and

(vi)
any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

(b)	as to the nominating shareowner giving the notice,
(i)	the name and record address of the nominating shareowner,
(ii)
the class or series and number of shares of the Corporation which are controlled or which are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice,

(iii)	any derivatives or other economic or voting interests in the Corporation and any hedges implemented with respect to the nominating shareowners’ interests in the Corporation,
(iv)	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of the Corporation,
(v)	whether the nominating shareowner intends to deliver a proxy circular and form of proxy to any shareowners of the Corporation in connection with the election of directors,
(vi)	a representation that such nominating shareowner who intends to solicit proxies in support of a nominee will:
(A)
solicit proxies from shareowners of the Corporation representing at least 67% of the voting power of the shares of the Corporation entitled to vote on the election of directors in compliance with SEC Regulation 14A;

(B)	include a statement to that effect in its dissident proxy circular and/or form of proxy;
(C)	otherwise comply with SEC Regulation 14A;
(D)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with such representations, and

(vii)
any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

Such notice must be accompanied by the written consent of each nominee to being named as a nominee in any proxy circular for the applicable meeting and any associated proxy card and to serve as a director, if elected. Reference to “nominating shareowner” in this Section 11.03 shall be deemed to refer to each shareowner that nominates a person for election as director in the case of a nomination proposal where more than one shareowner is involved in making such nomination proposal.
The form of questionnaire may be requested from the Corporation at any time in advance of the deadline for timely notice.
For the avoidance of doubt, given that the Corporation is regulated under the Exchange Act, in the case of a nominating shareowner that intends to solicit proxies, the nominating shareowner’s notice, including all of the foregoing proper written form requirements, must be received by the Corporation within the time period in which notice of nominees must be received in compliance with SEC Regulation 14A. Unless otherwise required by law, if any shareowner (i) provides notice in compliance with section 11.03(b) and (ii) subsequently fails to comply with any requirements of Rule 14a-19 promulgated under the Exchange Act or any other rules or regulations thereunder, then the Corporation shall disregard any proxies or votes solicited for such nominees and such nomination shall be disregarded in accordance with section 11.05.
SECTION 11.04 ADDITIONAL REQUIREMENTS.
In addition to the notice requirements described above, a nominating shareowner must:

(a)	notify the Corporation within five days following any decision to no longer solicit proxies in accordance with SEC Regulation 14A and the representations set forth in the notice, and
(b)
no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide the Corporation with reasonable documentary evidence (as determined by the Corporation in good faith) that such nominating shareowner has complied with the representations set forth in the notice, if applicable.

SECTION 11.05 DETERMINATION OF ELIGIBILITY.
Any of (i) the board of directors of the Corporation, (ii) a committee of the board of directors of the Corporation, (iii) an authorized officer of the Corporation or (iv) the chair of the meeting of shareowners at which an election for directors is held shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded, with no vote taken with respect to such nomination (notwithstanding any proxies with respect to such nomination having been received by the Corporation). In the event that the Corporation receives proxies for any disqualified or withdrawn nominee, such votes shall be treated as abstentions. The Board may, in its sole discretion, waive any requirement in this by-law.
SECTION 11.06 DISCUSSION PERMITTED.
Nothing in this by-law shall be deemed to preclude discussion by a shareowner (as distinct from the nomination of directors) at a meeting of shareowners of any matter it is entitled to discuss pursuant to the Act.
SECTION 11.07 MEANING OF PUBLIC ANNOUNCEMENT.
For purposes of this by-law, “public announcement” shall mean disclosure in a press release reported by a national news service in Canada or the United States or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or the Electronic Data Gathering, Analysis and Retrieval system at www.sec.gov/edgar.shtml.
SECTION 11.08 NOTICE.
Notwithstanding any other provision of the by-laws of the Corporation, notice given to the secretary pursuant to this by-law may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
ARTICLE TWELVE

DIVISIONS AND DEPARTMENTS
SECTION 12.01 CREATION AND CONSOLIDATION OF DIVISIONS.
The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.
SECTION 12.02 NAME OF DIVISIONS.
Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name.

ARTICLE THIRTEEN

NOTICES
SECTION 13.01 METHOD OF SENDING NOTICE.
Subject to compliance with all applicable laws, any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareowner, director, officer, auditor or member of a committee of the board shall be sufficiently sent if (i) delivered personally to the person to whom it is to be sent, (ii) delivered to the recorded address or mailed to the recorded address of that person by prepaid mail (iii) sent to that person at the recorded address by any means of prepaid transmitted or recorded communication or (iv) provided as an electronic document to the information system of that person. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address. A notice so mailed shall be deemed to have been sent when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing. A notice so sent by any means- of transmitted or recorded communication or provided as an electronic document shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities or information system and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary or assistant secretary may change or cause to be changed the recorded address of any shareowner, director, officer or auditor or member of a committee of the board in accordance with any information believed by him to be reliable. The recorded address of a director shall be such director’s latest address as shown in the records of the Corporation or in the most recent notice filed under the Corporations Information Act, whichever is the more current.
SECTION 13.02 ELECTRONIC DOCUMENTS.
A requirement under this by-law to provide a person with a notice, document or other information is satisfied by providing an electronic document in compliance with the Act and the regulations thereunder.
SECTION 13.03 NOTICE TO JOINT SHAREOWNERS.
If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them. The address to be used for the purpose of giving notices shall be the recorded address.
SECTION 13.04 COMPUTATION OF TIME.
In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.
SECTION 13.05 UNDELIVERED NOTICES.
If any notice given to a shareowner pursuant to Section 13.01 is returned on three (3) consecutive occasions because such shareowner cannot be found, the Corporation shall not be required to give any further notices to such shareowner until such shareowner informs the Corporation in writing of its new address.
SECTION 13.06 OMISSIONS AND ERRORS.
The accidental omission to give any notice to any shareowner, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.
SECTION 13.07 PERSONS ENTITLED TO SHARES BY DEATH OR OPERATION OF LAW.
Every person who, by operation of law, transfer, death of a shareowner or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareowner from whom such shareowner derives its title to such share prior to such shareowner’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which such shareowner became so entitled) and prior to such shareowner furnishing to the Corporation the proof of authority or evidence of its entitlement as provided in the Act.
SECTION 13.08 WAIVER OF NOTICE.
Any shareowner (or its duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareowners or of the board or committee thereof which may be given in any manner.
ARTICLE FOURTEEN

FISCAL YEAR
SECTION 14.01 FISCAL YEAR.
The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time determine.
ARTICLE FIFTEEN

EFFECTIVE DATE
SECTION 15.01 EFFECTIVE DATE.
This by-law is effective from the date of the resolution of the directors adopting same and shall continue to be effective unless amended by the directors until the next meeting of shareowners of the Corporation, whereat if same is confirmed or confirmed as amended, this by-law shall continue in effect in the form in which it was so confirmed.
SECTION 15.02 REPEAL.
Upon the date of this by-law coming into force, By-Law No. 1 of the Corporation, as amended, shall be repealed, provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal.
All officers and persons acting under any by-law so repealed shall continue to act as appointed under the provisions of this by-law and all resolutions of the shareowners or board or committee thereof with continuing effect passed under any repealed by-law shall continue to be valid except to the extent inconsistent with this by-law and until amended or repealed.
This by-law was approved by the directors of the Corporation at a meeting held on the 28th day of April, 2023.
This by-law of the Corporation is signed by an officer of the Corporation and hereby made.
DATED as of the 3rd day of May, 2023.
/s/ Marni Morgan Poe
Marni Morgan Poe Corporate Secretary

Exhibit 10.1

Execution Version

Primo Water Corporation

1150 Assembly Dr., Suite 800

Tampa, Florida 33607

May 3, 2023

Legion Partners Holdings, LLC

12121 Wilshire Blvd, Suite 1240

Los Angeles, CA 90025

Attn:	Christopher S. Kiper
Raymond T. White

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between (a) Primo Water Corporation, an Ontario corporation (the “Company”), and (b) Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion”), and each of the other related Persons (as defined below) set forth on the signature pages to this Agreement (collectively with Legion, the “Legion Signatories”). The Company and the Legion Signatories are collectively referred to herein as the “Parties,” and each of the Company and the Legion Signatories, respectively, a “Party.” The Legion Signatories and each Affiliate (as defined below) of each Legion Signatory are collectively referred to as the “Legion Group.”

1.	Board Composition and Related Matters.

(a)       Simultaneously with the execution of this Agreement, the Company’s Board of Directors (the “Board”) shall take all action necessary to (i) increase the size of the Board from eleven (11) to thirteen (13) directors; (ii) appoint Derek R. Lewis and Lori T. Marcus (each a “Legion Designee” and together, the “Legion Designees”) as directors of the Company, with terms expiring at the Company’s 2023 Annual and Special Meeting of Shareowners to be held on May 31, 2023 (the “2023 Annual Meeting”); and (iii) rescind the nomination of Eric Rosenfeld and Gregory Monahan for election to the Board at the 2023 Annual Meeting; provided, that each of Mr. Rosenfeld and Mr. Monahan will serve out the rest of his term as a director on the Board, which will expire as of immediately prior to the 2023 Annual Meeting. Subject to the terms of this Agreement, the Board shall include the Legion Designees on the Board’s slate of director nominees standing for election at the 2023 Annual Meeting. The Company shall recommend that the Company’s shareowners vote, and shall solicit proxies, in favor of the election of the Legion Designees at the 2023 Annual Meeting and otherwise support the Legion Designees for election in a manner no less rigorous and favorable than the manner in which the Company supports its other director nominees at the 2023 Annual Meeting. Effective as of the 2023 Annual Meeting, the Board shall take all action necessary to reduce the size of the Board from thirteen (13) to ten (10) directors.

(b)       The Parties acknowledge that as a condition to being appointed to the Board and to being recommended for election at the 2023 Annual Meeting, each Legion Designee has participated in reasonable, customary onboarding procedures for new director candidates. Such procedures include (i) providing information required to be or customarily disclosed by directors or director candidates in proxy statements or other filings under applicable law or stock exchange regulations and information in connection with assessing eligibility, independence, and other criteria applicable to directors or satisfying compliance and legal obligations, in each case, as promptly as necessary to enable the timely filing of the Company’s proxy statement and other reports with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian securities regulators, (ii) agreeing to comply at all times with the Laws and Company Policies (as defined below), and (iii) consenting to appropriate background checks comparable to those undergone by other non-management directors of the Company.

(c)       Concurrently with the appointment of the Legion Designees to the Board, the Board shall appoint Mr. Lewis to the ESG and Nominating Committee of the Board and Ms. Marcus to the Human Resources and Compensation Committee of the Board. The Board shall give the Legion Designees the same due consideration as any other director for membership to each of the Board’s other committees and subcommittees, including any new committees and subcommittees that may be established on or after the date hereof.

2.            Replacement Designees. Subject to the terms of this Agreement, during the Restricted Period, if a Legion Designee is no longer serving on the Board for any reason, then, as promptly as practicable, Legion will have the right to identify a new independent director to replace such Legion Designee for the remainder of such Legion Designee’s term (each, a “Replacement Designee” and such right, the “Replacement Right”); provided, that Legion’s Replacement Right with respect to both Legion Designees will irrevocably terminate if the Legion Group ceases to own at least 2,321,665 common shares of the Company. Each Replacement Designee must (a) be considered “independent” under applicable rules of the SEC, applicable Canadian securities laws and the rules of any stock exchange on which securities of the Company are listed; (b) possess relevant qualifications; (c) be reasonably acceptable to the Board; and (d) comply with the Company’s procedures (as in effect at the time) for director candidates (including the full completion of a directors and officers questionnaire, undergoing a customary background check, and participating in interviews with, as requested, the members of the ESG and Nominating Committee (including any successor committee) of the Board and the Board); provided, further, that notwithstanding anything set forth in this Agreement to the contrary, the Parties agree that in no event will any Person previously nominated by Legion for election to the Board at the 2023 Annual Meeting nor any Restricted Person serve as a Replacement Designee. The Board shall use its reasonable best efforts, in good faith and consistent with its fiduciary duties, to approve or deny any candidate for Replacement Designee and, upon approval of the Replacement Designee (such approval not to be unreasonably withheld, conditioned or delayed), to promptly appoint the Replacement Designee to the Board (and applicable committee or committees of the Board). In the event that the Board declines to approve a candidate for Replacement Designee, then Legion may propose one or more additional candidates to be the Replacement Designee and the process described in this paragraph 2 will continue until a Replacement Designee is approved by the Board. Upon becoming a member of the Board, the Replacement Designee will be deemed to be a Legion Designee for all purposes of this Agreement.

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3.            Compliance with Laws and Company Policies. The Legion Signatories acknowledge that the Legion Designees will be subject to the same laws, policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board, including the Company’s corporate governance guidelines, code of business conduct and ethics, share ownership guidelines, diversity policy, majority voting and director resignation policy, and insider trading policy, in each case in effect and as modified from time to time (collectively, the “Laws and Company Policies”). The Company shall make available to the Legion Designees copies of all written Laws and Company Policies not publicly available on the Company’s website. For the avoidance of doubt, the Legion Signatories acknowledge that the Legion Designees shall not be permitted to provide confidential information of the Company to any Restricted Person or to any other Person unless expressly authorized or permitted by the Laws and Company Policies.

4.            Director Benefits. The Legion Designees will be entitled to the same director benefits as other members of the Board, including (a) compensation for such director’s service as a non-employee director and reimbursement of such director’s expenses on the same basis as other non-employee directors of the Company generally; (b) equity-based compensation grants and other benefits, if any, on the same basis as other non-employee directors of the Company generally; and (c) the same rights of indemnification and directors’ and officers’ liability insurance coverage as the other non-employee directors of the Company as such rights may exist from time to time.

5.            Voting Commitment. During the Restricted Period, at each annual or special meeting of the Company’s shareowners (including any adjournments, postponements or other delays thereof) or action by written consent, members of the Legion Group shall cause all Voting Securities (as defined below) that are beneficially owned by members of the Legion Group to be (a) present in person or by proxy for quorum purposes; and (b) voted or consented in accordance with the Board’s recommendation with respect to all proposals or business that may be the subject of shareowner action at such meeting or action by written consent (including, but not limited to, election, removal or replacement of directors; ratification of the appointment of the Company’s independent registered public accounting firm; the Company’s “say-on-pay” proposal; and amendment of the Articles of Continuance or By-Laws) unless, in the case of this clause (b), either Institutional Shareholder Services Inc. (“ISS”) or Glass, Lewis & Co. LLC (“GL”) recommend otherwise with respect to any proposals (other than as related to the election, removal or replacement of any director or, with respect to the 2023 Annual Meeting, amendment of the By-Laws), members of the Legion Group will be permitted to vote in accordance with ISS’s or GL’s recommendation; provided, however, that members of the Legion Group will be permitted to vote in their discretion on any proposal relating to (A) any take-over bid, tender offer, exchange offer, merger, amalgamation, consolidation, acquisition, business combination, recapitalization, consolidation, restructuring, liquidation, dissolution or similar extraordinary transaction involving the acquisition by any Person not a party to this Agreement (a “Third Party”) of more than 50% of the Company’s Voting Securities or all or substantially all of the Company’s assets (each, an “Extraordinary Transaction”), (B) any spin-off, share issuance or other financing that requires shareowner approval, or (C) the implementation of any takeover defense measures, including, but not limited to, the adoption of a shareowner rights plan.

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6.            Corporate Governance Matters. As soon as practicable (and in any case no later than five (5) Business Days) following the execution of this Agreement, the Board shall take all action necessary to adopt the following changes (the “Amendments”) to Article Eleven, Section 11.03 of the Company’s Amended and Restated By-Law No. 1:

(a)       removing the following language from Article Eleven, Section 11.03 of the Amended and Restated By-Law No. 1:

“In addition, following receipt of the notice, the Corporation may request additional information in respect of the nominee and the nominating shareowner must provide responses within five business days following receipt of such request (subject to extension with the consent of the Corporation, which consent shall not be unreasonably withheld), provided that any such additional request by the Corporation must, in the reasonable discretion of the Corporation, be relevant for shareowners to make an informed decision with respect to director elections, including, without limitation, as to the qualifications, experience, economic or voting interests and independence of any such nominee. Any information produced by a nominating shareowner to the Corporation in response to a request from the Corporation shall be subsequently provided to all shareowners.”

(b)       adopting the following changes to Article Eleven, Section 11.03(a)(v) of the Amended and Restated By-Law No. 1:

“(v)	a completed director questionnaire in the same form that nominees of the Corporation are required to complete and that requests only information required by applicable law to be disclosed to shareowners, and”

The Company shall amend or supplement its proxy statement for the 2023 Annual Meeting such that the proposal to approve the Company’s By-Laws at the 2023 Annual Meeting will incorporate the Amendments.

7.            Standstill. During the Restricted Period, the Legion Signatories shall not, and shall cause the other Restricted Persons not to, in any way, directly or indirectly (in each case, except as expressly permitted by this Agreement):

(a)       with respect to the Company or the Voting Securities, (i) make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the SEC and under applicable Canadian corporate and securities laws, including any solicitations of the type contemplated by Rule 14a-2(b) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) or under National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) of proxies or consents with respect to the election or removal of directors or any other matter or proposal; (ii) become a “participant” (as such term is used in the proxy rules of the SEC) in any such solicitation of proxies or consents; (iii) seek to advise, encourage or influence any Person, or assist any Person in so encouraging, advising or influencing any Person, with respect to the giving or withholding of any proxy, consent or other authority to vote or act (other than such encouragement, advice or influence that is consistent with the Board’s recommendation in connection with such matter, if applicable); or (iv) initiate, encourage or participate, directly or indirectly, in any “vote no,” “withhold the vote” or similar campaign;

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(b)       initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC and under applicable Canadian corporate and securities laws, including any solicitations of the type contemplated by Rule 14a-2(b) promulgated under the Exchange Act or under NI 51-102) any shareowners of the Company for the approval of any shareowner proposal, whether made pursuant to Rule 14a-4 or Rule 14a-8 promulgated under the Exchange Act, section 99 of the Ontario Business Corporations Act (the “OBCA”) or otherwise, or cause or encourage any Person to initiate or submit any such shareowner proposal;

(c)       with respect to the Company or the Voting Securities, (i) communicate with the Company’s shareowners or others pursuant to Rule 14a-1(l)(2)(iv) promulgated under the Exchange Act; (ii) participate in, or take any action pursuant to, or encourage any Person to take any action pursuant to, any type of “proxy access”; or (iii) conduct any nonbinding referendum or hold a “shareowner forum” or “town hall meeting”;

(d)       (i) seek, alone or in concert with others, election or appointment to, or representation on, the Board; (ii) nominate or propose the nomination of, or recommend the nomination of, or encourage any Person to nominate or propose the nomination of or recommend the nomination of, any candidate to the Board; or (iii) seek, alone or in concert with others, or encourage any Person to seek, the removal of any member of the Board;

(e)       with respect to the Company, (i) requisition, call or seek to call a special meeting of shareowners, or encourage any Person to requisition, call or seek a special meeting of shareowners; (ii) act or seek to act by written consent of shareowners; or (iii) make a request for any shareowners (or other securityholders) list or other records;

(f)        other than solely with other Restricted Persons with respect to Voting Securities now or subsequently owned by them, (i) form, join (whether or not in writing), encourage, influence, advise or participate as a joint actor (as defined under applicable Canadian securities laws) or in a partnership, limited partnership, syndicate or other group, including a “group” as defined pursuant to Section 13(d) of the Exchange Act, with respect to any Voting Securities; (ii) deposit any Voting Securities into a voting trust, arrangement or agreement; or (iii) subject any Voting Securities to any voting trust, arrangement or agreement (other than granting proxies in solicitations approved by the Board);

(g)       (i) initiate, make, effect, seek to effect, offer or propose to effect, cause or participate in, or in any way assist, facilitate or participate in, directly or indirectly, any take-over bid, tender offer, exchange offer, merger, amalgamation, consolidation, acquisition, business combination, recapitalization, consolidation, restructuring, liquidation, dissolution or similar extraordinary transaction involving any securities or material assets or businesses of the Company or any of its subsidiaries; (ii) solicit any Third Party to, on an unsolicited basis, make an offer or proposal (with or without conditions) with respect to any such transaction, or encourage, initiate or support any Third Party in making such an offer or proposal; (iii) participate in any way in, either alone or jointly and in concert with others, any such transaction; or (iv) publicly comment on any such transaction or proposal regarding any such transaction;

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(h)       institute, solicit, encourage, threaten, assist or join, as a party, any litigation, arbitration or other proceeding, including by any regulatory authority having jurisdiction over the Company, against or involving the Company, its Affiliates or any of their respective current or former directors or officers (including derivative actions), except that this clause (h) will not prevent any Restricted Person from (i) bringing litigation primarily to enforce the provisions of this Agreement instituted in accordance with this Agreement; (ii) making counterclaims with respect to any proceeding initiated by, or on behalf of, the Company or its Affiliates against a Restricted Person; (iii) bringing bona fide commercial disputes that do not in any manner relate to the subject matter of this Agreement; (iv) exercising statutory dissent rights; (v) responding to or complying with a validly issued legal process; or (vi) bringing litigation against any such person in the case of fraud by such person;

(i)        take any action, including a public or private communication to shareowners , in support of, or make any proposal or request that constitutes: (i) controlling, changing or influencing the Board or management of the Company, including any plans or proposals to change the number or term of directors or to fill any vacancies on the Board; (ii) controlling, changing or influencing the capitalization, stock repurchase programs and practices, capital allocation programs and practices, or dividend policy of the Company; (iii) controlling, changing or influencing the Company’s management, business strategy, operations or corporate structure; (iv) seeking to have the Company waive or make amendments or modifications to its Articles of Continuance or By-Laws; (v) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (vi) causing a class of securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(j)        other than through non-public communications with the Company that would not reasonably be expected to result in or involve public disclosure obligations for any Party, make any request or submit any proposal to amend or waive the terms of this Agreement;

(k)       (i) compensate or enter into any agreement, arrangement or understanding, whether written or oral, to compensate any person for his or her service as a director of the Company with any cash, securities (including any rights or options convertible into or exercisable for or exchangeable into securities or any profit sharing agreement or arrangement) or other form of compensation directly or indirectly related to the Company or its securities; or (ii) have any other agreement, arrangement or understanding, whether written or oral, with any person related to his or her service as a director of the Company;

(l)        other than with other Restricted Persons, enter into any negotiations, agreements (whether written or oral), arrangements or understandings with, or advise, finance, assist or encourage, any Third Party to take any action that the Restricted Persons are prohibited from taking pursuant to this Agreement;

(m)      acquire, offer, agree or propose to acquire, whether by purchase, take-over bid, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (including a “group” as defined pursuant to Section 13(d) of the Exchange Act or as a joint actor as defined under applicable Canadian securities laws), through swap or hedging transactions, or otherwise, or direct any Third Party in the acquisition of, any securities of the Company or any rights decoupled from the underlying securities of the Company that would result in the Legion Group beneficially owning more than 9.99% of the then outstanding Voting Securities; or

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(n)       other than through open market sale transactions where the identity of the purchaser is not known or in underwritten widely dispersed public offerings, sell, offer or agree to sell, through swap or hedging transactions or otherwise, the securities of the Company to any Third Party that, to the knowledge of any Legion Signatory (after due inquiry in connection with a private, non-open market transaction, it being understood that such knowledge will be deemed to exist with respect to any publicly available information, including information in documents filed with the SEC), would result in such Third Party, together with its Affiliates and Associates, owning, controlling or otherwise having any beneficial ownership of more than 4.9% of the then-outstanding Voting Securities or that would increase the beneficial ownership of any Third Party who, together with its Affiliates and Associates, has beneficial ownership of more than 4.9% of the then-outstanding Voting Securities (it being understood that the restrictions in this clause (n) will not apply to any Third Party that is a Schedule 13G filer and is a mutual fund, pension fund, index fund or investment fund manager with no known history of activism or known plans to engage in activism).

Notwithstanding anything set forth in this Agreement to the contrary, nothing in this Agreement will be deemed to prevent any member of the Legion Group from (i) communicating privately with the Board or the Company’s Chief Executive Officer, Chief Financial Officer or Chief Legal Officer regarding any matter, so long as such communications are not intended to, and would not reasonably be expected to, require the Company or any member of the Legion Group to make public disclosure with respect thereto; (ii) communicating privately with shareowners of the Company, but only so long as such communications do not violate any provision of this Agreement; (iii) identifying potential director candidates to serve on the Board or retaining advisors, including public relations or proxy solicitation firms, so long as such actions do not create a public disclosure obligation for the Legion Signatories, are not publicly disclosed by the Legion Signatories and are undertaken on a basis reasonably designed to be confidential; (iv) making or sending private communications to investors in any member of the Legion Group or any of their Affiliates or prospective investors in any member of the Legion Group or any of their Affiliates, but only if such communications are (A) not made with an intent to circumvent or violate any of the restrictions set forth in this paragraph 7, (B) based on publicly available information and (C) not reasonably expected to be publicly disclosed and are understood by all parties to be confidential communications; (v) making any statement in response to any oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes in connection with any lawsuit, action, suit, claim or other proceeding before any court or that Legion reasonably believes, after consultation with outside counsel, to be legally required by applicable law; or (vi) tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as other shareowners of the Company or participating in any such transaction that has been approved by the Board.

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8.            Mutual Non-Disparagement. During the Restricted Period, (a) each member of the Legion Group shall not, and shall cause the other Restricted Persons not to, make, or cause to be made, by press release or public statement to the press or media, any public statement or announcement that constitutes an ad hominem attack on, or otherwise disparages, defames or damages the reputation or good name of the Company, its affiliates, its officers or directors or any person who has served as an officer or director of the Company in the past; and (b) the Company shall not, and shall not instruct its officers, directors and employees to, make, or cause to be made by press release or public statement to the press or media, any public statement or announcement that constitutes an ad hominem attack on, or otherwise disparages, defames or damages the reputation or good name of the Legion Group, the members of the Legion Group or their respective affiliates, officers or directors or any person who has served as an officer or director of any member of the Legion Group in the past. This paragraph 8 will not restrict the ability of any Party to (i) comply with any applicable law or subpoena or other legal process or respond to a request for information from any governmental authority with jurisdiction over such Party; (ii) enforce such Party’s rights pursuant to this Agreement; or (iii) respond to any public statement made by the other Party of the nature described in this paragraph 8 as applicable, if such statement by the other Party was made in breach of this Agreement.

9.            Compliance with this Agreement. The Legion Signatories shall cause the Restricted Persons to comply with the terms of this Agreement and will be responsible for any breach of the terms of this Agreement by any Restricted Person (even if such Restricted Person is not a party to this Agreement).

10.          Withdrawal of Advance Notice Submission, Application and Complaints.

(a)       The Legion Signatories hereby irrevocably withdraw or cause to be withdrawn Legion’s notice of its intent to nominate each of Timothy P. Hasara, Henrik Jelert, Derek Lewis and Lori T. Marcus for election to the Board at the 2023 Annual Meeting delivered to the Company on March 6, 2023 (the “Nomination Notice”) and any related materials or notices submitted to the Company in connection therewith.

(b)       The Legion Signatories confirm that, pursuant to an acceptance of the Legion Signatories’ Rule 49 Offer to Settle dated March 26, 2023 (the “Rule 49 Offer”), which acceptance was communicated by the Company on April 16, 2023, they have agreed to a dismissal without costs of the Application on a “with prejudice” basis.

(c)       The Legion Signatories hereby irrevocably agree to promptly notify each of the Ontario Securities Commission and the Toronto Stock Exchange in writing that they are no longer pursuing the OSC Complaint (as defined below) and TSX Complaint (as defined below), respectively, against the Company (and provide a copy of such notifications to the Company).

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11.          Mutual Releases.

(a)       In exchange for the valuable consideration set forth herein, the Legion Signatories, on behalf of themselves and the Legion Parties (as defined below), hereby unconditionally and irrevocably release, remise, acquit and forever discharge each of the Company Parties (as defined below) of and from any and all manner of action or actions, applications, causes or causes of action, in law or in equity, in contract or in tort, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, indemnities, losses, costs and expenses, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, accrued or unaccrued, apparent or unapparent, liquidated or unliquidated, direct or indirect, now existing or that previously existed, from the beginning of time to the date of this Agreement, relating in any way, directly or indirectly, to the facts alleged or the issues raised, or that could have been alleged or raised, in the Application, the OSC Complaint, or the TSX Complaint; provided, however, that the foregoing release shall not release (i) any rights or duties of any Legion Party under this Agreement, or (ii) any claims or causes of action that any Legion Party may have for the breach or enforcement of any provision of this Agreement. “Legion Parties” means the members of the Legion Group and their respective heirs, estates, trustees, beneficiaries, successors, assigns, insurers and representatives, and “Company Parties” means the Company and its predecessors, successors, Affiliates, Associates, subsidiaries, successors or assigns, and their respective former and current officers, directors, employees, shareowners, agents, attorneys, advisors, representatives or insurers (in each case, in their capacities as such). “Application” means the application in the Ontario Superior Court of Justice (Commercial List) bearing Court File No. CV-23-00696613-00CL initiated by Legion by way of a Notice of Application issued March 22, 2023 and an Amended Notice of Application issued April 11, 2023. “OSC Complaint” means the complaint and request for relief set out in Legion’s letter to the Ontario Securities Commission dated March 24, 2023 and in any other communications with the OSC related thereto. “TSX Complaint” means the complaint and request for relief set out in Legion’s letter to the Toronto Stock Exchange dated March 27, 2023 and in any other communications with the TSX related thereto.

(b)       In exchange for the valuable consideration set forth above, the Company, on behalf of itself and the Company Parties, hereby unconditionally and irrevocably releases, remises, acquits and forever discharges each of the Legion Parties of and from any and all manner of action or actions, applications, causes or causes of action, in law or in equity, in contract or in tort, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, indemnities, losses, costs and expenses, of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, accrued or unaccrued, apparent or unapparent, liquidated or unliquidated, direct or indirect, now existing or that previously existed, from the beginning of time to the date of this Agreement, relating in any way, directly or indirectly, to the facts alleged or the issues raised, or that could have been alleged or raised, in the Application, the OSC Complaint, or the TSX Complaint; provided, however, that the foregoing release shall not release (i) any rights or duties of any Company Party under this Agreement, or (ii) any claims or causes of action that any Company Party may have for the breach or enforcement of any provision of this Agreement.

(c)       The Parties agree to withdraw (or, in the case of the OSC Complaint and TSX Complaint, cease the pursuit of) all requests for relief relating in any way to the matters addressed in this Agreement. Specifically, (i) the Legion Signatories confirm that, pursuant to an acceptance of the Legion Signatories’ Rule 49 Offer to Settle dated March 26, 2023, which acceptance was communicated by the Company on April 16, 2023, they have agreed to a dismissal without costs of the Application on a “with prejudice” basis, and (ii) the Legion Signatories agree to forthwith notify in writing, with a copy to counsel to all Parties, the Ontario Securities Commission and the Toronto Stock Exchange that they are no longer pursuing the OSC Complaint and the TSX Complaint, respectively (provided that the Legion Signatories bear no responsibility for any action that may be taken by either the OSC or the TSX in response to such complaints).

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(d)       Each Party represents and warrants that such Party has not heretofore transferred or assigned, or purported to transfer or assign, to any Person any claims, demands, obligations, losses, causes of action, damages, penalties, costs, expenses, lawyers’ or attorneys’ fees, liabilities or indemnities herein released. Each of the Parties represents and warrants that neither such Party nor any assignee of such Party has filed any lawsuit or other action or application against the other Party that is currently pending, other than the Application.

(e)       Each Party agrees not to make any claim or to take any proceeding, or to continue with any proceeding whatsoever, including, without limiting the generality of the foregoing, any crossclaim, counterclaim, third party claim or application relating in any way to the matters released herein against any person, firm, partnership, business, corporation or other entity of any kind who or which might claim pursuant to the provisions of any applicable statute, or otherwise, contribution and/or indemnity from any other Party, whether directly or indirectly by way of any subrogated or assigned right or under the provision of any statute or otherwise.

(f)        Each Party waives any and all rights (to the extent permitted by state law, U.S. federal law, provincial law, Canadian federal law, the law of any jurisdiction, principles of common law and equity or any other law) that may have the effect of limiting the releases in this paragraph 11. Without limiting the generality of the foregoing, each Party acknowledges that there is a risk that the damages and costs that such Party believes such Party has suffered or will suffer may turn out to be other than or greater than those now known, suspected or believed to be true. Facts on which each Party has been relying in entering into this Agreement may later turn out to be other than or different from those now known, suspected or believed to be true. Each Party acknowledges that in entering into this Agreement, such Party has expressed that such Party agrees to accept the risk of any such possible unknown damages, claims, facts, demands, actions and causes of action. Each Party acknowledges that the release in this paragraph 11 is broad, and this breadth is a bargained-for feature of this Agreement. Each Party acknowledges that it fully understands all of the terms of this Agreement and has obtain legal advice with respect thereto. Each Party acknowledges and agrees that the releases and covenants provided for in this paragraph 11 are binding, unconditional and final as of the date hereof.

12.          Settlement Fee and Expenses. All fees, costs and expenses incurred in connection with this Agreement will be paid by the Person incurring such fee, cost or expense, except that the Company shall pay to Legion as soon as practicable (but in any event no later than May 3, 2023), US$1,625,000 in the aggregate in exchange for the release from the Legion Signatories set forth in paragraph 11.

13.          Public Disclosure.

(a)       Press Release. Within one Business Day following the execution of this Agreement, the Company will issue a press release in the form attached as Exhibit A (the “Press Release”) announcing certain terms of this Agreement. During the Restricted Period, the members of the Legion Group shall not (i) make any public statements with respect to the matters covered by this Agreement (including in any Schedule 13D or in any other filing with the SEC, any other regulatory or governmental agency, any stock exchange or in any materials that would reasonably be expected to be filed with the SEC) without the Company’s prior written consent; or (ii) speak on the record or on background with the media about the Company or any other Company Party. Prior to the issuance of the Press Release, neither the Company nor the members of the Legion Group will issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure of this Agreement.

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(b)       Form 8-K. The Company shall promptly prepare and file (but not before the issuance of the Press Release) with the SEC a Current Report on Form 8-K (the “Form 8-K”) reporting the entry into this Agreement, and shall also file such document with the Canadian securities regulators. All disclosure in the Form 8-K will be consistent with this Agreement. The Company shall provide Legion and its counsel with a reasonable opportunity to review and comment on the Form 8-K prior to filing with the SEC, and will consider in good faith any changes proposed by Legion or its counsel.

14.          Termination. This Agreement will cease, terminate and have no further force and effect upon the expiration of the Restricted Period. Paragraphs 10, 11, 12 and 14 through 27 will survive the termination of this Agreement. Termination of this Agreement shall not relieve any Party from its responsibilities in respect of any breach of this Agreement occurring prior to such termination. Notwithstanding anything set forth herein to the contrary, this Agreement shall immediately and automatically terminate in its entirety, and no party hereunder shall have any further rights or obligations under this Agreement upon the public announcement by the Company of entry into a definitive agreement for a transaction that would constitute an Extraordinary Transaction and which Extraordinary Transaction was not encouraged, facilitated or solicited by any member of the Legion Group.

15.          Definitions. As used in this Agreement, the term (a) “Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and will include Persons who become Affiliates of any Person after the date of this Agreement; (b) “Associate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act and will include Persons who become Associates of any Person after the date of this Agreement, but will exclude any Person not controlled by or under common control with the related Person; (c) “beneficially own,” “beneficially owned” and “beneficial ownership” has the meaning set forth in Rule 13d-3 and Rule 13d-5(b)(1) promulgated under the Exchange Act; (d) “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of San Francisco is closed; (e) “By-Laws” means the Company’s Amended and Restated By-Law No. 1, as may be further amended or restated from time to time, including to reflect the Amendments; (f) “Person” will be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (g) “Restricted Period” means the period from the date of this Agreement until 11:59 p.m., Eastern time, on the day that is thirty (30) days prior to the deadline for the submission of shareowner nominations of directors for the Company’s 2024 annual meeting of shareowners pursuant to the By-Laws; provided, that, for the avoidance of doubt, such deadline refers to the deadline by which a shareowner must provide the Company with notice of its nominees in compliance with Rule 14a-19(a) under the Exchange Act; (h) “Restricted Persons” means the members of the Legion Group and the principals, directors, partners, officers, employees, agents and representatives of each member of the Legion Group; (i) “Voting Securities” means the Company’s common shares and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such shares or other securities, whether or not subject to the passage of time or other contingencies.

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16.          Interpretations. The words “include,” “includes” and “including” will be deemed to be followed by the words “without limitation.” Unless the context requires otherwise, “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to in this Agreement means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented. The measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

17.          Representations of the Legion Signatories. Each of the Legion Signatories, jointly and severally, represents that (a) its authorized signatory set forth on the signature page to this Agreement has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind such member; (b) this Agreement has been duly authorized, executed and delivered by it and is a valid and binding obligation of such member, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; (c) this Agreement does not and will not violate any law, any order of any court or other agency of government, its organizational documents or any provision of any agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any material lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever; (d) as of the date of this Agreement, it has not, and no other member of the Legion Group has, directly or indirectly, compensated or entered into any agreement, arrangement or understanding to compensate any person for his or her service as a director of the Company with any cash, securities (including any rights or options convertible into or exercisable for or exchangeable into securities or any profit sharing agreement or arrangement) or other form of compensation directly or indirectly related to the Company or its securities, except for customary indemnification obligations to the Legion Designee in their capacity as an employee of a member of the Legion Group disclosed in writing prior to the date of this Agreement; (e) it will reasonably cooperate with the Company, at the Company’s sole expense, to provide all information necessary to enable the Company to pursue any insurance claims relating to the expenses incurred by the Company in connection with the 2023 Annual Meeting; and (e) as of the date of this Agreement, the Legion Group (i) is the beneficial owner of an aggregate of 2,321,665 common shares of the Company and has voting authority over such shares and (ii) owns no other equity or equity-related interest in the Company.

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18.          Representations of the Company. The Company represents that this Agreement (a) has been duly authorized, executed and delivered by it and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; (b) does not require the approval of the shareowners of the Company; and (c) does not and will not violate any law, any order of any court or other agency of government, the Company’s Articles of Continuance or By-Laws, each as amended from time to time, or any provision of any agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any material lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever.

19.          Specific Performance. Each Party acknowledges and agrees that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach of this Agreement, (a) the Party seeking specific performance will be entitled to seek injunctive and other equitable relief, without proof of actual damages; (b) the Party against whom specific performance is sought will not plead in defense that there would be an adequate remedy at law; and (c) the Party against whom specific performance is sought agrees to waive any applicable right or requirement that a bond be posted. Such remedies will not be the exclusive remedies for a breach of this Agreement and will be in addition to all other remedies available at law or in equity.

20.          Entire Agreement; Binding Nature; Assignment; Waiver. This Agreement constitutes the only agreement between the Parties with respect to the subject matter of this Agreement and it supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement binds, and will inure to the benefit of, the Parties and their respective successors and permitted assigns. No Party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Party. Any purported transfer requiring consent without such consent is void. No amendment, modification, supplement or waiver of any provision of this Agreement will be effective unless it is in writing and signed by the affected Party, and then only in the specific instance and for the specific purpose stated in such writing. Any waiver by any Party of a breach of any provision of this Agreement will not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right to insist upon strict adherence to that term or any other term of this Agreement in the future.

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21.          Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, then the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, and this Agreement will otherwise be construed so as to effectuate the original intention of the Parties reflected in this Agreement. The Parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

22.          Governing Law and Attornment. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Ontario sitting in the City of Toronto for any actions or proceedings arising out of or related to this Agreement.

23.          Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and is not enforceable by any other Person.

24.          Notices. All notices, requests, consents, claims, demands, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) immediately upon delivery by hand; or (d) on the date sent by email (except that notice given by email will not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this paragraph 24 or (ii) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this paragraph 24 (excluding “out of office” or other automated replies)). The addresses for such communications are as follows. At any time, any Party may, by notice given to the other Parties in accordance with this paragraph 24, provide updated information for notices pursuant to this Agreement.

If to the Company:

Primo Water Corporation

1150 Assembly Dr., Suite 800

Tampa, Florida 33607

Attn:     Marni Poe

Email:   <personal information redacted>

with copies (which will not constitute notice) to:

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10103

Attn:      Lawrence S. Elbaum

Patrick Gadson

Email:    lelbaum@velaw.com

pgadson@velaw.com

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Goodmans LLP

Bay Adelaide Centre - West Tower

333 Bay Street, Suite 3400

Toronto, ON M5H 2S7

Attn:      Michelle Vigod

Jonathan Feldman

Email:    mvigod@goodmans.ca

jonfeldman@goodmans.ca

If to the Legion Group:

Legion Partners Holdings, LLC

12121 Wilshire Blvd, Suite 1240

Los Angeles, CA 90025

Attn:    Christopher S. Kiper

Email:  <personal information redacted>

with copies (which will not constitute notice) to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attn:     Elizabeth Gonzalez-Sussman

Email:  egonzalez@olshanlaw.com

Davies Ward Phillips & Vineberg LLP

155 Wellington Street West

Toronto, Ontario M5V 3J7

Attn:      Patricia L. Olasker

Aaron J. Atkinson

Email:    polasker@dwpv.com

aatkinson@dwpv.com

25.          Representation by Counsel. Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts of this Agreement exchanged among the Parties will be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is expressly waived by each of the Parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.

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26.          Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually-identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or by an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

27.          Headings. The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

[Signature Pages Follow]

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Very truly yours,

PRIMO WATER CORPORATION

By:	/s/ Thomas J. Harrington
	Name:	Thomas J. Harrington
	Title:	Chief Executive Officer

Signature Page to Cooperation Agreement

ACCEPTED AND AGREED

as of the date written above:

LEGION PARTNERS HOLDINGS, LLC

By:	/s/ Christopher S. Kiper
	Name:	Christopher S. Kiper
	Title:	Managing Member

LEGION PARTNERS, L.P. I

By:	Legion Partners Asset Management, LLC
Investment Advisor

By:	/s/ Christopher S. Kiper
	Name:	Christopher S. Kiper
	Title:	Managing Director

LEGION PARTNERS, L.P. II

By:	Legion Partners Asset Management, LLC
Investment Advisor

By:	/s/ Christopher S. Kiper
	Name:	Christopher S. Kiper
	Title:	Managing Director

LEGION PARTNERS, LLC

By:	Legion Partners Holdings, LLC
Managing Member

By:	/s/ Christopher S. Kiper
	Name:	Christopher S. Kiper
	Title:	Managing Member

Signature Page to Cooperation Agreement

LEGION PARTNERS ASSET MANAGEMENT, LLC

By:	/s/ Christopher S. Kiper
	Name:	Christopher S. Kiper
	Title:	Managing Director

/s/ Christopher S. Kiper
CHRISTOPHER S. KIPER

/s/ Raymond T. White
RAYMOND T. WHITE

Signature Page to Cooperation Agreement

EXHIBIT A

Primo Water Announces Agreement with Legion Partners

Appoints Derek R. Lewis and Lori Tauber Marcus to Board of Directors

TAMPA, Fla., May 3, 2023 – Primo Water Corporation (NYSE: PRMW) (TSX: PRMW) (the “Company” or “Primo Water”), a leading provider of sustainable drinking water solutions in North America and Europe, today announced that it has entered into a cooperation agreement (the “Agreement”) with Legion Partners Holdings, LLC (together with its affiliates, “Legion”). Following the Annual Meeting, the size of Primo Water’s Board of Directors will revert to ten directors.

Under the terms of the Agreement, Primo Water will appoint two new independent directors nominated by Legion, Derek R. Lewis and Lori Tauber Marcus, who will join Primo Water’s Board of Directors (the “Board”) on May 3, 2023, and will also nominate Mr. Lewis and Ms. Marcus for election to the Board at the Company’s 2023 annual and special meeting of shareowners (the “Annual Meeting”) to be held on May 31, 2023. In addition, the Company has agreed to adopt certain corporate governance enhancements, including changes to its advance notice bylaw provisions.

“We are pleased to have reached this amicable agreement with Legion,” said Jerry Fowden, Chairman of Primo Water’s Board. “We welcome Derek and Lori to our Board and look forward to working together towards our common goal of enhancing value for our customers, shareowners and other stakeholders. On behalf of the Board, I would also like to thank Greg Monahan and Eric Rosenfeld, who will not stand for re-election at the Annual Meeting, for their enormous contribution to Primo Water over the past 15 years. We are grateful for their dedicated service and wish them the very best in all their future endeavors.”

“We are pleased to have reached this constructive agreement with Primo Water,” said Chris Kiper, Managing Director of Legion Partners. “Legion believes that Primo Water has a significant opportunity to generate profitable growth and substantial value for shareowners, and Derek and Lori bring deep and relevant experience that will help the Company achieve this goal.”

In connection with the appointment of these two new directors, Legion has withdrawn its notice of intention to nominate candidates for election at the Annual Meeting and has agreed to customary standstill and voting commitments. Legion has also agreed not to pursue its complaints to the Ontario Securities Commission and the Toronto Stock exchange in connection with the Annual Meeting.

A copy of the Agreement will be included as an exhibit to the Company’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval.

Further details regarding the Annual Meeting will be included in the Company’s definitive proxy materials, which will be filed with the SEC and mailed to all Primo Water shareowners.

About Lori Tauber Marcus

Ms. Lori T. Marcus currently serves as the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service, and consumer technology, since September 2015, and serves as an Executive Advisor with Crenshaw Associates, an advisory firm serving senior executives and leading corporations since September 2019, and as a manager of its Director Prep Practice program, since January 2022. Prior to that, Ms. Marcus served as Chair of the Direct to Patient Initiative with the Harvard Business School’s Kraft Precision Medicine Accelerator from 2017 to June 2020. In 2016, Ms. Marcus served as Chief Marketing Officer for Peloton Interactive, Inc. (NASDAQ: PTON), a global fitness platform, prior to its initial public offering. In 2013, Ms. Marcus was appointed the Executive Vice President and Chief Global Brand and Product Officer at Keurig Green Mountain, Inc. (formerly NASDAQ: GMCR), a coffee and coffee products company, and departed the company in 2015. From 2011 to 2012, she served as Chief Marketing Officer at The Children’s Place, Inc. (NASDAQ: PLCE), a children’s clothing company. Ms. Marcus previously spent 24 years with PepsiCo, Inc. (NASDAQ: PEP) in marketing and general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages, North America. Additionally, Ms. Marcus has served on the board of Fresh Del Monte Produce Inc. (NYSE: FDP), a global food and produce company, since May 2021. Since January 2021, Ms. Marcus has served on the board of directors of 24-Hour Fitness, Inc., a privately held fitness company, including as Chair of its compensation committee. Previously, Ms. Marcus served on the board of directors of Phunware, Inc. (NASDAQ: PHUN), an enterprise software company, from December 2018 to September 2021. Ms. Marcus received her B.S. from the Wharton School of Business at the University of Pennsylvania.

About Derek R. Lewis

Mr. Derek R. Lewis recently served as President, Multicultural Business and Equity Development at PepsiCo North America (“Pepsi NA”), the North America focused subsidiary of PepsiCo, Inc. (NYSE: PEP) (“Pepsi”), a global food and beverage company, from January 2022 to December 2022. Mr. Lewis is a 30+ year Pepsi veteran, serving in numerous leadership positions across the organization in roles of increasing responsibility, including as President of the Pepsi Beverages North America, South Division (“Pepsi NA South”), a beverage products subsidiary of Pepsi, from January 2019 to January 2022; as Senior Vice President & General Manager, Field Sales Operations at Pepsi NA, from 2012 to December 2018; as Senior Vice President & General Manager of Pepsi NA South, from 2008 to 2012, as well as in a number of sales, operational and management roles at Pepsi, from 1988 to 2008. Mr. Lewis also served on the Board of Directors of the American Beverage Association, a trade association representing America’s non-alcoholic beverage industry, from 2017 to December 2022. Mr. Lewis received his B.S. from Hampton University in Virginia and his Executive MBA from Xavier University in Ohio.

ABOUT PRIMO WATER CORPORATION

Primo Water is a leading pure-play water solutions provider in North America and Europe and generates approximately $2.2 billion in annual revenue. Primo Water operates largely under a recurring revenue model in the large format water category (defined as 3 gallons or greater). This business strategy is commonly referred to as “razor-razorblade” because the initial sale of a product creates a base of users who frequently purchase complementary consumable products. The razor in Primo Water’s revenue model is its industry leading line-up of innovative water dispensers, which are sold through approximately 10,000 retail locations and online at various price points. The dispensers help increase household and business penetration which drives recurring purchases of Primo Water’s razorblade offering or water solutions. Primo Water’s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo Water delivers sustainable hydration solutions across its 21-country footprint direct to customers, whether at home or to businesses. Through its Water Exchange business, customers visit retail locations and purchase a pre-filled bottle of water. Once consumed, empty bottles are exchanged at our recycling center displays, which provide a ticket that offers a discount toward the purchase of a new bottle. Water Exchange is available in approximately 17,500 retail locations. Through its Water Refill business, customers refill empty bottles at approximately 23,500 self-service refill drinking water machines. Primo Water also offers water filtration units across its 21-country footprint.

Primo Water’s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo Water is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America as well as with Watercoolers Europe (WE), which ensure strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Primo Water is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

About Legion Partners

Legion Partners is an activist investment manager based in Los Angeles, CA, focused on U.S. small-cap companies. Legion Partners seeks to generate attractive long-term returns employing deep fundamental research, a concentrated portfolio and responsible, collaborative engagement as a catalyst for value creation. Founded in 2012, Legion Partners takes a value-driven approach to managing a high-conviction portfolio on behalf of sophisticated institutional and individual investors. Learn more at www.legionpartners.com.

Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and applicable Canadian securities laws conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. The forward-looking statements in this press release include but are not limited to statements regarding the effectiveness of the Company’s strategy and the ability of the Company’s reconstituted Board to execute on such strategy. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Factors that could cause actual results to differ materially from those described in this press release include, among others: risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the effect of economic, competitive, legal, governmental and technological factors on Primo Water’s business; and the impact of national, regional and global events on our business, including the COVID-19 outbreak. The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report in the Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the securities commissions. The Company does not, except as expressly required by applicable law, undertake to update or revise any of these statements in light of new information or future events.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareowners in connection with the Annual Meeting. The Company filed its definitive proxy statement and a BLUE proxy card with the SEC and Canadian securities regulators on March 31, 2023 in connection with the solicitation of proxies from the Company’s shareowners and plans to file an amended proxy statement and an amended proxy card to reflect its updated slate of Board nominees. SHAREOWNERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD, ANY AMENDMENTS THERETO AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the Annual Meeting contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://primowatercorp.com/investors/ or through the SEC’s website at www.sec.gov, and are disclosed on The System for Electronic Disclosure by Insiders (SEDI) in Canada. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 1, 2023. Shareowners will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC and Canadian securities regulators at no charge at the SEC’s website at www.sec.gov and on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. Copies will also be available at no charge on the Company’s website at https://primowatercorp.com/investors/.

Media:

Dan Gagnier & Riyaz Lalani
Gagnier Communications
(646) 342-8087

PrimoWater@gagnierfc.com

Investor Relations:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primowater.com

Exhibit 99.1

Press Release

Primo Water Announces Agreement with Legion Partners

Appoints Derek R. Lewis and Lori Tauber Marcus to Board of Directors

TAMPA, Fla., May 3, 2023 – Primo Water Corporation (NYSE: PRMW) (TSX: PRMW) (the “Company” or “Primo Water”), a leading provider of sustainable drinking water solutions in North America and Europe, today announced that it has entered into a cooperation agreement (the “Agreement”) with Legion Partners Holdings, LLC (together with its affiliates, “Legion”). Following the Annual Meeting, the size of Primo Water’s Board of Directors will revert to ten directors.

Under the terms of the Agreement, Primo Water will appoint two new independent directors nominated by Legion, Derek R. Lewis and Lori Tauber Marcus, who will join Primo Water’s Board of Directors (the “Board”) on May 3, 2023, and will also nominate Mr. Lewis and Ms. Marcus for election to the Board at the Company’s 2023 annual and special meeting of shareowners (the “Annual Meeting”) to be held on May 31, 2023. In addition, the Company has agreed to adopt certain corporate governance enhancements, including changes to its advance notice bylaw provisions.

“We are pleased to have reached this amicable agreement with Legion,” said Jerry Fowden, Chairman of Primo Water’s Board. “We welcome Derek and Lori to our Board and look forward to working together towards our common goal of enhancing value for our customers, shareowners and other stakeholders. On behalf of the Board, I would also like to thank Greg Monahan and Eric Rosenfeld, who will not stand for re-election at the Annual Meeting, for their enormous contribution to Primo Water over the past 15 years. We are grateful for their dedicated service and wish them the very best in all their future endeavors.”

“We are pleased to have reached this constructive agreement with Primo Water,” said Chris Kiper, Managing Director of Legion Partners. “Legion believes that Primo Water has a significant opportunity to generate profitable growth and substantial value for shareowners, and Derek and Lori bring deep and relevant experience that will help the Company achieve this goal.”

In connection with the appointment of these two new directors, Legion has withdrawn its notice of intention to nominate candidates for election at the Annual Meeting and has agreed to customary standstill and voting commitments. Legion has also agreed not to pursue its complaints to the Ontario Securities Commission and the Toronto Stock exchange in connection with the Annual Meeting.

A copy of the Agreement will be included as an exhibit to the Company’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval.

Press Release

Further details regarding the Annual Meeting will be included in the Company’s definitive proxy materials, which will be filed with the SEC and mailed to all Primo Water shareowners.

About Lori Tauber Marcus

Ms. Lori T. Marcus currently serves as the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service, and consumer technology, since September 2015, and serves as an Executive Advisor with Crenshaw Associates, an advisory firm serving senior executives and leading corporations since September 2019, and as a manager of its Director Prep Practice program, since January 2022. Prior to that, Ms. Marcus served as Chair of the Direct to Patient Initiative with the Harvard Business School’s Kraft Precision Medicine Accelerator from 2017 to June 2020. In 2016, Ms. Marcus served as Chief Marketing Officer for Peloton Interactive, Inc. (NASDAQ: PTON), a global fitness platform, prior to its initial public offering. In 2013, Ms. Marcus was appointed the Executive Vice President and Chief Global Brand and Product Officer at Keurig Green Mountain, Inc. (formerly NASDAQ: GMCR), a coffee and coffee products company, and departed the company in 2015. From 2011 to 2012, she served as Chief Marketing Officer at The Children’s Place, Inc. (NASDAQ: PLCE), a children’s clothing company. Ms. Marcus previously spent 24 years with PepsiCo, Inc. (NASDAQ: PEP) in marketing and general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages, North America. Additionally, Ms. Marcus has served on the board of Fresh Del Monte Produce Inc. (NYSE: FDP), a global food and produce company, since May 2021. Since January 2021, Ms. Marcus has served on the board of directors of 24-Hour Fitness, Inc., a privately held fitness company, including as Chair of its compensation committee. Previously, Ms. Marcus served on the board of directors of Phunware, Inc. (NASDAQ: PHUN), an enterprise software company, from December 2018 to September 2021. Ms. Marcus received her B.S. from the Wharton School of Business at the University of Pennsylvania.

About Derek R. Lewis

Mr. Derek R. Lewis recently served as President, Multicultural Business and Equity Development at PepsiCo North America (“Pepsi NA”), the North America focused subsidiary of PepsiCo, Inc. (NYSE: PEP) (“Pepsi”), a global food and beverage company, from January 2022 to December 2022. Mr. Lewis is a 30+ year Pepsi veteran, serving in numerous leadership positions across the organization in roles of increasing responsibility, including as President of the Pepsi Beverages North America, South Division (“Pepsi NA South”), a beverage products subsidiary of Pepsi, from January 2019 to January 2022; as Senior Vice President & General Manager, Field Sales Operations at Pepsi NA, from 2012 to December 2018; as Senior Vice President & General Manager of Pepsi NA South, from 2008 to 2012, as well as in a number of sales, operational and management roles at Pepsi, from 1988 to 2008. Mr. Lewis also served on the Board of Directors of the American Beverage Association, a trade association representing America’s non-alcoholic beverage industry, from 2017 to December 2022. Mr. Lewis received his B.S. from Hampton University in Virginia and his Executive MBA from Xavier University in Ohio.

Press Release

ABOUT PRIMO WATER CORPORATION

Primo Water is a leading pure-play water solutions provider in North America and Europe and generates approximately $2.2 billion in annual revenue. Primo Water operates largely under a recurring revenue model in the large format water category (defined as 3 gallons or greater). This business strategy is commonly referred to as “razor-razorblade” because the initial sale of a product creates a base of users who frequently purchase complementary consumable products. The razor in Primo Water’s revenue model is its industry leading line-up of innovative water dispensers, which are sold through approximately 10,000 retail locations and online at various price points. The dispensers help increase household and business penetration which drives recurring purchases of Primo Water’s razorblade offering or water solutions. Primo Water’s razorblade offering is comprised of Water Direct, Water Exchange, and Water Refill. Through its Water Direct business, Primo Water delivers sustainable hydration solutions across its 21-country footprint direct to customers, whether at home or to businesses. Through its Water Exchange business, customers visit retail locations and purchase a pre-filled bottle of water. Once consumed, empty bottles are exchanged at our recycling center displays, which provide a ticket that offers a discount toward the purchase of a new bottle. Water Exchange is available in approximately 17,500 retail locations. Through its Water Refill business, customers refill empty bottles at approximately 23,500 self-service refill drinking water machines. Primo Water also offers water filtration units across its 21-country footprint.

Primo Water’s water solutions expand consumer access to purified, spring, and mineral water to promote a healthier, more sustainable lifestyle while simultaneously reducing plastic waste and pollution. Primo Water is committed to its water stewardship standards and is proud to partner with the International Bottled Water Association (IBWA) in North America as well as with Watercoolers Europe (WE), which ensure strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection.

Primo Water is headquartered in Tampa, Florida (USA). For more information, visit www.primowatercorp.com.

About Legion Partners

Legion Partners is an activist investment manager based in Los Angeles, CA, focused on U.S. small-cap companies. Legion Partners seeks to generate attractive long-term returns employing deep fundamental research, a concentrated portfolio and responsible, collaborative engagement as a catalyst for value creation. Founded in 2012, Legion Partners takes a value-driven approach to managing a high-conviction portfolio on behalf of sophisticated institutional and individual investors. Learn more at www.legionpartners.com.

Press Release

Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and applicable Canadian securities laws conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. The forward-looking statements in this press release include but are not limited to statements regarding the effectiveness of the Company’s strategy and the ability of the Company’s reconstituted Board to execute on such strategy. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Factors that could cause actual results to differ materially from those described in this press release include, among others: risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the effect of economic, competitive, legal, governmental and technological factors on Primo Water’s business; and the impact of national, regional and global events on our business, including the COVID-19 outbreak. The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report in the Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the securities commissions. The Company does not, except as expressly required by applicable law, undertake to update or revise any of these statements in light of new information or future events.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareowners in connection with the Annual Meeting. The Company filed its definitive proxy statement and a BLUE proxy card with the SEC and Canadian securities regulators on March 31, 2023 in connection with the solicitation of proxies from the Company’s shareowners and plans to file an amended proxy statement and an amended proxy card to reflect its updated slate of Board nominees. SHAREOWNERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD, ANY AMENDMENTS THERETO AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the Annual Meeting contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://primowatercorp.com/investors/ or through the SEC’s website at www.sec.gov, and are disclosed on The System for Electronic Disclosure by Insiders (SEDI) in Canada. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 1, 2023. Shareowners will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC and Canadian securities regulators at no charge at the SEC’s website at www.sec.gov and on the System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com. Copies will also be available at no charge on the Company’s website at https://primowatercorp.com/investors/.

Press Release

Media:

Dan Gagnier & Riyaz Lalani
Gagnier Communications
(646) 342-8087

PrimoWater@gagnierfc.com

Investor Relations:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primowater.com